UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENZON PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Enzon Pharmaceuticals, Inc. 20 Commerce Drive, Suite 135 Cranford, New Jersey 07016 *Stockholders are cordially invited to attend the 2024 Annual Meeting and vote in person. Dear Stockholder, The 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Enzon Pharmaceuticals, Inc. (the “Company”) will be held at 800 Capitol St., Suite 2400, Houston, Texas 77002 on Thursday, September 26, 2024 at 10:30 a.m., local time. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/enzon/2024 CONTROL NUMBER ENZON PHARMACEUTICALS, INC. c/o Continental Proxy Services 1 State Street, New York, NY 10004 190471 Enzon Pharma Proxy Notice - Front NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on Thursday, September 26, 2024 Proposals to be considered at the 2024 Annual Meeting: (1) to elect three (3) directors, each for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified; (2) to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (3) to approve, on an advisory basis, the compensation of the Company’s named executive officer; (4) to ratify an amendment to the Section 382 Rights Agreement by and between us and Continental Stock Transfer Company, to extend the Final Expiration Date (as defined in the Rights Agreement) to the close of business on March 31, 2025; and (5) to transact such other matters as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof. The Company’s Board of Directors has proposed and recommends that stockholders vote “FOR” each of the nominees to the Board of Directors listed in Proposal No. 1 and “FOR” Proposals Nos. 2, 3 and 4. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

ENZON PHARMACEUTICALS, INC. 20 Commerce Drive, Suite 135 Cranford, New Jersey 07016 Important Notice Regarding the Availability of Proxy Materials For the 2024 Stockholder Meeting to Be Held On Thursday, September 26, 2024 The following Proxy Materials for the 2022 Annual Meeting are available to you to review at: https://www.cstproxy.com/enzon/2024 ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper or email copy of the proxy materials or to vote your proxy electronically. You must reference your control number. REQUESTING A PAPER OR EMAIL COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0691, or By logging on to https://www.cstproxy.com/enzon/2024 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 190471 Enzon Pharma Proxy Notice - Back This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before September 5, 2024 to facilitate a timely delivery. - the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023; - the Company’s Proxy Statement for the 2024 Annual Meeting; - the Proxy Card for the 2024 Annual Meeting; and - any amendments to the foregoing materials that are required to be furnished to stockholders.